Exhibit 10.36

Execution Version

AMENDMENT NO. 5 TO SECOND LIEN NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 5 TO SECOND LIEN NOTE PURCHASE AGREEMENT (this “Agreement”) is entered into as of June 13, 2019, by and among AMENDIA, INC., a Georgia corporation (the “Issuer”), KAMD BUYER, INC., a Delaware corporation (“Holdings”), the other Persons party hereto that are designated as Credit Parties, and the Purchasers.

RECITALS:

A. Reference is hereby made to that certain Second Lien Note Purchase Agreement, dated as of April 29, 2016 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, by and among the Issuer, the other Credit Parties party thereto from time to time, the Purchasers party thereto from time to time, and the Agent, the “Existing Note Agreement”; the Existing Note Agreement, as amended, restated, supplemented, or otherwise modified, including pursuant to this Agreement, the “Note Agreement”), among the Issuer, the other Credit Parties party thereto from time to time, the Purchasers party thereto from time to time, and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Agreement.

B. As of the date hereof, the Purchasers party hereto constitute all of the Purchasers under the Note Purchase Agreement.

C. The Credit Parties have requested, and the Purchasers party hereto have agreed, to amend the Existing Note Agreement as expressly provided herein on the terms and subject to the conditions hereof.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

AMENDMENT

Section 1.01 Note Agreement Amendment. Subject to the satisfaction of the conditions to effectiveness set forth in Article III below, the Credit Parties and the Purchasers each agree as follows:

(a)

Section 5.2 of the Note Agreement is hereby amended by (i) deleting the reference to “and” at the end of clause (l) thereof, (ii) deleting the period at the end of clause (m) thereof and replacing the same with “; and” and (iii) adding the following clause (n) to the end of such Section:

“(n) the disposition by the Issuer of the “Purchased Assets” as defined in, and pursuant to the terms of, that certain Asset Purchase Agreement, as in effect on June 13, 2019, by and between the Issuer as seller, and MiRus LLC, as buyer, dated as of June 13, 2019; provided that such disposition is made for fair market value and the mandatory prepayment in the amount of the Net Proceeds of such disposition is made if and to the extent required by Section 1.8(b).”

(b)

It is hereby agreed and acknowledged that this Agreement constitutes notification by the Issuer to the Purchasers and the Agent of its intent to reinvest all or a portion of the net cash proceeds of the disposition contemplated under that certain Asset Purchase Agreement by and between the Issuer as seller, and MiRus LLC, as buyer, dated as of June 13, 2019 (the “Mirus Sale Agreement”) in accordance with Section 1.8(b) of the Note Agreement.

(c)	The Purchasers hereby agree and acknowledge that, for the avoidance of doubt, the sublease contemplated under the Mirus Sale Agreement is acceptable and is hereby permitted under the Note Agreement.

Section 1.02 Reservation of Rights. Nothing in this Agreement is intended to or shall be construed to constitute (i) a modification or alteration of the terms, conditions or covenants of the Note Agreement or any other Note Document, except as expressly set forth herein, (ii) a waiver of, or consent to, any breach of, or any Default or Event of Default under, the Note Agreement, or any other Note Document, (iii) as between the Purchasers and the Credit Parties, a course of dealing or other basis for altering any Obligations or any other Note Document or (iv) except as expressly set forth herein, a waiver, release or limitation upon the exercise by the Agent or any Purchaser of any of its rights, legal or equitable, under the Note Agreement, the other Note Documents and applicable law, all of which are hereby reserved.

ARTICLE II.

GENERAL RELEASE AND INDEMNITY

Section 2.01 In consideration of, among other things, the Purchasers’ execution and delivery of this Agreement, each of the Issuer and the other Credit Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges each Releasee from any and all claims (including crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Agent and Purchasers and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective permitted successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Effective Time, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Note Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Issuer and the other Credit Parties, on the one hand, and any or all of the Agent and Purchasers, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of Sponsor, on the one hand, and the Agent and Purchasers, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by the Issuer or any other Credit Party of any Term Loans or other financial accommodations made by Agent or any Purchaser after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Term Loans or other financial accommodations. In entering into this Agreement, the Issuer and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Agreement, the Note Agreement, the other Note Documents and payment in full of the Obligations.

Section 2.02 Each Credit Party agrees to indemnify, hold harmless and defend the Releasees in connection with this Agreement and the other documents and transactions contemplated hereby or related hereto, including Attorney Costs, all as provided in, and to the extent required by, Section 9.6 of the Note Agreement; provided, however, the Credit Parties agree that the Agent’s and Purchasers’ entering into and complying with the terms of this Agreement shall not constitute bad faith, gross negligence or willful misconduct.

Section 2.03 Each of the Issuer and the other Credit Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Issuer or any other Credit Party pursuant to Section 2.01 hereof. If the Issuer, any other Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Issuer and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

To induce the Purchasers to enter into this Agreement, each Credit Party hereby represents and warrants to each of the Purchasers that:

Section 3.01 Binding Obligation. This Agreement has been duly executed and delivered by each Credit Party and is the legal valid and binding obligation of each such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 3.02 Authorization. The execution, delivery and performance by each Credit Party of this Agreement have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, action.

Section 3.03 No Conflict. The execution, delivery and performance by each Credit Party of this Agreement do not and will not (a) contravene the terms of such Credit Party’s Organization Documents, (b) conflict with or result in any material breach or contravention of, or result in the creation of any lien under, any document evidencing any material Contractual Obligation to which such Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Credit Party or its Property is subject or (c) violate any material Requirement of Law in any material respect.

Section 3.04 Note Agreement and Note Document Representations and Warranties. The representations and warranties contained in Article III of the Note Agreement and in the other Note Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent (i) any such representation or warranty is qualified as to “materiality” or “Material Adverse Effect,” in which case it is true and correct in all respects and (ii) such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of such earlier date; provided that all representations and warranties that specifically relate to the Closing Date are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the Effective Time (and all references to “Closing Date” shall be deemed to mean the Effective Time for purposes of that representation or warranty).

Section 3.05 Collateral. The Purchasers’ security interests in the Collateral continue to be valid, binding, perfected and enforceable security interests that secure the Obligations (that are subject only to the Permitted Liens), and no tax or judgment Liens are currently of record against the Issuer or any other Credit Party.

Section 3.06 No Default. As of the date hereof, no Default or Event of Default has occurred and is continuing as of the Effective Time, or will result from the entry by any Credit Party into or performance by such Credit Party of its obligations under this Agreement.

Section 3.07 Recitals. The recitals to this Agreement (to the extent made by, or in respect of, the Credit Parties) are true and correct in all material respects.

ARTICLE IV.

CONDITIONS TO EFFECTIVENESS OF AGREEMENT

Section 4.01 Conditions. This Agreement shall become effective upon the satisfaction or waiver of the following conditions precedent as determined by the Purchasers (the time at which such conditions have been so satisfied or waived, the “Effective Time”):

(a)	The Purchasers shall have received counterparts of this Agreement duly executed by the Issuer, the other the Credit Parties and each Purchaser (which Purchasers shall constitute Required Purchasers);

(b)

The Purchasers shall have received a fully executed copy of an amendment to the First Lien Credit Agreement reflecting terms and conditions that are substantially the same as the terms and conditions herein and are reasonably acceptable to the Required Purchasers;

(c)

The Issuer shall have paid in cash all accrued and unpaid fees and all costs and expenses of the Agent and each Purchaser to the extent then due and payable pursuant to the Note Documents, including all reasonable fees, costs and expenses of Schiff Hardin LLP that have been presented in writing to the Issuer for payment on or prior to the date hereof.

ARTICLE V.

MISCELLANEOUS

Section 5.01 Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.2 of the Note Agreement.

Section 5.02 Effect of This Agreement.

(a)

Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Note Agreement and other Note Documents, and all rights of the Agent and the Purchasers and all of the Obligations, shall remain in full force and effect. The Issuer and the other Credit Parties hereby confirm that the Note Agreement and the other Note Documents are in full force and effect, that the Collateral Documents and all of the Collateral do and shall continue to secure the payment of all Obligations and that neither the Issuer nor any other Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Note Agreement or any other Note Document.

(b)

Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Term Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Note Agreement or any other Note Documents nor constitute a novation of any of the Obligations under the Note Agreement or other Note Documents, (iii) amend, modify or operate as a waiver of any provision of the Note Agreement or any other Note Documents or any right, power or remedy of the Agent or any Purchaser, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Purchaser reserves all of its rights, powers, and remedies under the Note Agreement, the other Note Documents and applicable law. All of the provisions of the Note Agreement and the other Note Documents, including the time of the essence provisions, are hereby reiterated, and if ever waived (other than as provided in Section 5.06 hereof), are hereby reinstated.

(c)

From and after the Effective Time, (i) the term “Agreement” in the Note Agreement, and all references to the Note Agreement in any Note Document, shall mean the Note Agreement, as amended by, among things, this Agreement, except where referring to the Existing Note Agreement and (ii) the term “Note Documents” in the Note Agreement and the other Note Documents shall include this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)

No Purchaser has waived, is by this Agreement waiving, or has any intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof, and no Purchaser has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.

(e)	This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Note Agreement or any other Note Document.

Section 5.03 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 5.04 Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Purchasers or their respective employees, counsel, or agents in the Note Agreement or any other Note Documents, such action shall be deemed to be exercisable by such Purchasers or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

Section 5.05 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 9.18 of the Note Agreement shall apply to this Agreement, mutatis mutandis.

Section 5.06 WAIVER OF JURY TRIAL BY THE ISSUER AND OTHER PARTIES. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER NOTE DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY, WHICH WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 5.07 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 5.08 Costs and Expenses. The Credit Parties agree to reimburse the Agent and each Purchaser for all costs and expenses incurred by the Agent, any Purchaser or any of their Related Persons in connection with this Agreement and the other documents and transactions contemplated hereby or related hereto, including Attorney Costs, all as provided in, and to the extent required by, Section 9.5 of the Note Agreement.

Section 5.09 Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Issuer, the other Credit Parties, the Agent, the Purchasers and their respective permitted successors and assigns, all as provided in, and to the extent required by, Sections 9.8 and 9.9 of the Note Agreement. No Person other than the parties hereto, and in the case of Article II hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of Releasees under Article II hereof) are hereby expressly disclaimed.

Section 5.10 Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Section 5.11 Further Assurances. The Issuer and each other Credit Party agrees to take all further actions and execute all further documents as the Agent or any Purchaser may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

Section 5.12 Final Agreement. This Agreement, the Note Agreement, the other Note Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Issuer/Purchaser Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Issuer/Purchaser Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Agent’s or any other Purchaser Party’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

Issuer:	AMENDIA, INC.

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	Vice President

Other Credit Parties:	KAMD BUYER, INC.

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	President

CUSTOM SPINE ACQUISTION, INC.

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	President

DIRECT SPINE SOURCE, LLP

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	President

OMNI ACQUISITION INC.

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	President

[Signature Page to Amendment No. 5 to Second Lien Note Agreement]

SPINE ASSOCIATION FOR EDUCATION, INC.

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	President

SPINE SELECT ACQUISITION, INC.

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	President

SPINAL ELEMENTS, INC.

By:	/s/ Christopher Anderson

Name:	Christopher Anderson
Title:	Vice President

[Signature Page to Amendment No. 5 to Second Lien Note Agreement]

Purchasers:

METLIFE PRIVATE EQUITY HOLDINGS, LLC, as a Purchaser

By:	MetLife Investment Advisors, LLC
Its:	Investment Manager

By:	/s/ Sean Ritter

Name:	Sean Ritter

Title:	Director

METLIFE INSURANCE K.K., as a Purchaser

By:	MetLife Investment Advisors, LLC
Its:	Investment Manager

By:	/s/ Sean Ritter

Name:	Sean Ritter

Title:	Director

[Signature Page to Amendment No. 5 to Second Lien Note Agreement]